EXHIBIT 99.1
INVESTOR UPDATE: Company News

#Release.Title
LOS ANGELES, Nov 01, 2006 /PRNewswire-FirstCall via COMTEX News Network/ — PeopleSupport, Inc. (Nasdaq: PSPT), a leading offshore business process outsourcing (BPO) provider, announced today that it intends to publicly offer 3,750,000 shares of its common stock. In addition, PeopleSupport intends to grant the underwriters an option to purchase up to an additional 562,500 shares to cover over-allotments, if any.
Proceeds from the offering will be used for general corporate purposes, including capital expenditures, facility expansions, technology expansion, future potential acquisitions of businesses that complement or expand PeopleSupport’s business operations, and repayment of indebtedness that PeopleSupport may incur from time to time. Credit Suisse Securities (USA) LLC and Cowen and Company, LLC, are acting as joint-bookrunning managers, and JMP Securities LLC and Piper Jaffray & Co. are acting as co-managers.
A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. The securities will be offered by means of a prospectus included in the registration statement and an accompanying prospectus supplement. This press release does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful. A copy of the prospectus supplement can be obtained from the offices of Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010. Tel: 212-325-2580 or from the offices of Cowen and Company, LLC, at 1221 Avenue of the Americas, 6th Floor, New York, NY 10020 or through ADP by fax at (631) 254-7268.
About PeopleSupport
PeopleSupport, Inc. (Nasdaq: PSPT), is a leading offshore business process outsourcing (BPO) provider that offers customer management, transcription and captioning and additional BPO services from its centers in the Philippines, Costa Rica and United States. A majority of PeopleSupport’s services are performed in the Philippines. Headquartered in Los Angeles, California, and with approximately 7,800 employees worldwide, PeopleSupport serves clients in a variety of industries, such as travel and hospitality, financial services, technology, telecommunications, consumer products, healthcare and insurance, law enforcement, entertainment and education. For more information, visit www.peoplesupport.com.
PeopleSupport Contact:
Peter Hargittay
Investor Relations and Corporate Marketing
T: 310.824.6182
F: 310.824.6299
phargittay@peoplesupport.com
www.peoplesupport.com

Forward Looking Statements
Certain statements in this press release, including without limitation, those related to use of proceeds, industry and company trends, and market opportunities are forward looking. The company generally identifies forward-looking statements by using such terms as “may,” “will,” “could,” “should,” “potential,” “continue,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or similar phrases or the negatives of such terms. The company bases these statements on management’s beliefs as well as assumptions using information currently available. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause anticipated results to differ include: the company’s dependence on a limited number of clients; the company’s dependence on a few industries; foreign currency exchange risk; negative public reaction to offshore outsourcing; unanticipated technological changes and requirements, including changes that reduce the demand for the company’s services; competitive conditions in the markets the company serves; the company’s ability to manage growth, including our integration of acquired companies; risks associated with operations in the Philippines and Costa Rica; changes in government regulations; and other risks identified from time-to-time in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent estimates and assumptions only as of the date they are made. The company undertakes no obligation to update or revise these forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. You should review the risk factors described in reports and registration statements that the company files from time to time with the Securities and Exchange Commission.
SOURCE PeopleSupport, Inc.
Peter Hargittay, Investor Relations and Corporate Marketing of PeopleSupport, Inc.,
+1-310-824-6182, or fax, +1-310-824-6299, phargittay@peoplesupport.com
http://www.peoplesupport.com
Copyright (C) 2006 PR Newswire. All rights reserved
News Provided by COMTEX